SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 22, 2008

POWER MEDICAL INTERVENTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33770	23-3011410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2021 Cabot Boulevard, Langhorne, Pennsylvania 19047

 (Address of principal executive offices) (Zip Code)

2021 Cabot Boulevard, Langhorne, Pennsylvania 19047

 (Mailing Address)

(267) 775-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01                     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 24, 2008, we issued a press release regarding our receipt from the Nasdaq Stock Market of a Staff Deficiency Letter notifying us that the company is not in compliance with the listing standards of the Nasdaq Global Market.  A copy of our October 24, 2008 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01             Other Events

In addition, our October 24, 2008 press release attached as Exhibit 99.1 announced that on October 22, 2008 we received from the United States Food and Drug Administration, or FDA, a Warning Letter notifying the company of the FDA’s determination that we had failed to comply in certain respects with the FDA’s quality system and medical device reporting regulations.

ITEM 9.01                     Financial Statements and Exhibits

(d) Exhibits

Exhibit		Filed with this	Incorporated by Reference
No.	Description	Form 8-K	Form	Filing Date	Exhibit No.
99.1	Press release issued by Power Medical Interventions, Inc., dated October 24, 2008, titled “Power Medical Interventions, Inc. Receives Nasdaq Listing Deficiency Notice and FDA Warning Letter.”	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWER MEDICAL INTERVENTIONS, INC.

By:	/s/ John P. Gandolfo
John P. Gandolfo
Chief Financial Officer

Date:  October 24, 2008